FRANKLIN VALUEMARK FUNDS
                            REGISTRATION STATEMENT
                                EXHIBITS INDEX


EXHIBIT NO.             DESCRIPTION                                 PAGE NO. IN
                                                                     SEQUENTIAL
                                                                      NUMBERING
                                                                       SYSTEM

EX-99.B1(i)             Agreement and Declaration of Trust dated         *
                        April 20, 1988

EX-99.B1(ii)            Certificate of Amendment to Agreement and        *
                        Declaration of Trust dated October 21, 1988

EX-99.B2(i)             By-Laws                                          *

EX-99.B2(ii)            Certificate of Amendment of By-Laws dated May    *
                        16, 1995

EX-99.B5(i)             Management Agreement between Registrant and      *
                        Franklin Advisers, Inc. dated January 24, 1989

EX-99.B5(ii)            Addendum to Investment Management Agreement      *
                        dated  March 14, 1989

EX-99.B5(iii)           Management Agreement between Registrant on       *
                        behalf of International Equity Fund and
                        Pacific Growth Fund and Franklin Advisers,
                        Inc. dated January 27, 1992

EX-99.B5(iv)            Subadvisory Agreement between Franklin           *
                        Advisers, Inc. and Templeton Investment
                        Counsel, Inc. dated January 1, 1993

EX-99.B5(v)             Management Agreement between Registrant on       *
                        behalf of Franklin Rising Dividends Fund and
                        Franklin Advisers, Inc. dated January 27, 1992

EX-99.B5(vi)            Investment Management Agreement between the      *
                        Trust on behalf of the Templeton Developing
                        Markets Equity Fund and Templeton Investment
                        Management (Hong Kong) Limited dated March
                        15, 1994

EX-99.B5(vii)           Investment Management Agreement between the      *
                        Trust on behalf of the Templeton Global
                        Growth Fund and Templeton, Galbraith &
                        Hansberger Ltd. dated March 15, 1994

EX-99.B5(viii)          Subadvisory Agreement between Franklin           *
                        Advisers, Inc. and Templeton Quantitative
                        Advisers, Inc., on behalf of Equity Growth
                        Fund dated August 1, 1994

   EX-99.B5(ix)          Subadvisory Agreement between Franklin           *
                         Advisers, Inc. and Templeton Quantitative
                         Advisers, Inc. on behalf of Global Income
                         Fund dated August 1, 1994

EX-99.B5(x)             Investment Management Agreement between          *
                        Registrant, on behalf of Templeton Global
                        Asset Allocation Fund, and Templeton
                        Galbraith & Hansberger, Ltd. dated April 19,
                        1995.

EX-99.B5(xi)            Business Management Agreement between            *
                        Registrant, on behalf of Small Cap Fund dated
                        July 19, 1995

EX-99.B5(xii)           Business Management Agreement between            *
                        Registrant, on behalf of Development Markets
                        Fund

EX-99.B5(xiii)          Form of Business Management Agreement between   Attached
                        Registrant, on behalf of International
                        Smaller Companies Fund dated January 18, 1996

EX-99B5(xiv)            Investment Management Agreement between         Attached
                        Registrant, on behalf of International
                        Smaller Companies Fund dated January 18, 1996

EX-99B5(xv)             Management Agreement between Registrant, on     Attached
                        behalf of Capital Growth Fund dated January
                        18, 1996

EX-99.B8(i)             Custodian Agreement between Registrant and      *
                        Bank of America NT & SA dated September 17,
                        1991

EX-99.B8(ii)            Foreign Exchange Netting Agreement between      *
                        Franklin Valuemark Funds, on behalf of the International Equity Fund and Morgan
                        Guaranty Trust Company of New York dated
                        March 19, 1992

EX-99.B8(iii)           Foreign Exchange Netting Agreement between      *
                        Franklin Valuemark Funds, on behalf of the
                        Pacific Growth Fund and Morgan Guaranty
                        Trust Company of New York dated March 19,
                        1992

EX-99.B8(iv)            Custody Agreement between the Trust on          *
                        behalf of the Templeton Developing Markets
                        Equity Fund and the Templeton Global Growth
                        Fund and The Chase Manhattan Bank, N.A.
                        dated March 15, 1994

EX-99.B8(v)             Amendment to Custodian Agreement between        *
                        Registrant and Bank of America NT & SA dated
                        April 12, 1995

EX-99.B8(vi)            Amendment to Global Custody Agreement dated     *
                        July 1, 1995

EX-99.B8(vii)           Form of Amendment to Custodian Agreement        *
                        between Registrant and Bank of America NT &
                        SA

EX-99.B10(i)            Opinion and consent of counsel dated            *
                        September 16, 1987

EX-99.B11(i)            Consent of Independent Auditors for the         *
                        Registrant dated October 18, 1995

EX-99.B11(ii)           Consent of Independent Auditors for the         *
                        Small Cap Fund dated October 18, 1995

EX-99.B13(i)            Letter of Understanding dated April 11, 1995.   *

EX-99.B13(ii)           Letter of Understanding dated September 12,     *
                        1995

EX-99.B17(i)            Power of Attorney dated July 18, 1995           *

EX-99.B17(ii)           Certificate of Secretary dated July 18, 1995    *

*Incorporated by Reference